Marketable securitiesMarketable securities (Schedule of fair value and amortized cost of the available-for-sale securities by contractual maturity) (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Amortized Cost
Due within one year	$ 149,188
Due after one year through two years	328,548
Total	477,736
Fair Value
Due within one year	147,806
Due after one year through two years	328,332
Total	$ 476,138	$ 431,132